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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 October 7, 2004

                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.

             (Exact name of registrant as specified in its charter)


          Florida                     000-50614                59-3410522

(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


                              12085 Research Drive
                             Alachua, Florida 32615

           (Address of principal executive offices including zip code)


                                 (386) 418-4018

               Registrant's telephone number, including area code


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                                      None
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         (Former name or former address, if changed since last report.)
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ITEM 7.01 REGULATION FD DISCLOSURE

      Oragenics, Inc. announces that it will de-list its common stock from the TSX Venture Exchange and solely list its shares on the American Stock Exchange.


ITEM 9.01 FINANCIAL INFORMATION AND EXHIBITS

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             Exhibit No.     Description
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             99.1            Press Release
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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 7th day of October, 2004.

                                       ORAGENICS, INC.
                                       (Registrant)

                                       BY: /s/ Mento A. Soponis

                                           Mento A. Soponis
                                           President and Chief Executive Officer